                        SEMIANNUAL REPORT / JUNE 30 1999


                      AIM ADVISOR INTERNATIONAL VALUE FUND

                                  [COVER IMAGE]


                           [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                              TRADER GEORG (GISZE)

                          BY HANS HOLBEIN THE YOUNGER

         THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY

        ON SOME KIND OF BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING

         HIM--LEDGERS AND LISTS, FOREIGN COINS, ORNAMENTAL AND EXOTIC-

        LOOKING OBJECTS--CALL TO MIND HIS TRAVELS IN SUPPORT OF HIS PRO-

         FESSION. TRADERS SUCH AS GEORG FORMED THE BASIS OF THE GLOBAL

         MARKETPLACE AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN

          WHICH THIS FUND INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

                     -------------------------------------

AIM Advisor International Value Fund is for shareholders who seek a high total return through capital appreciation and current income through a diversified portfolio of foreign equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper International Funds Index represents an average of the performance of the 30 largest international mutual funds. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                      AIM ADVISOR INTERNATIONAL VALUE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable. We are pleased to be able to report to you
  Chairman of       that as of June 1999 we achieved a major milestone toward
  the Board of      year 2000 compliance status: we have successfully completed
    THE FUND        the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.



 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------


                      AIM ADVISOR INTERNATIONAL VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


SLUGGISH EUROPE HAMPERS
FUND PERFORMANCE

INTERNATIONAL MARKETS HAVE BEEN VOLATILE SINCE LAST YEAR. HOW DID AIM ADVISOR INTERNATIONAL VALUE FUND PERFORM?
So far during 1999, international markets have seen a reversal of a long-time trend with Japan, Asia and Latin America outperforming Europe. This shift hindered the performance of AIM Advisor International Value Fund during the reporting period.
    For the six months ended June 30, 1999, the fund posted a total return of 2.66% for Class A shares and 2.31% for Class B and Class C shares. These returns are at net asset value, which does not include sales charges. Comparatively, the EAFE Index had a return of 3.97% for the period, while the Lipper International Funds Index had a return of 6.90%.
    Even though the fund trailed its indexes during the reporting period, it continues to provide competitive returns over the long term (see the bar chart on the next page).

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
Most of the fund's holdings (more than 70% of the portfolio) continued to be in Europe. Those stocks have suffered from the weakness of the euro, the common currency adopted by 11 European countries at the beginning of 1999. The fund has also been hit to some extent by an underweighting in Japan at about 14% of the portfolio. Japan and the emerging markets--including Asia and Latin America, markets in which the fund had no weighting--were some of the strongest performers during the first half of the year.
    The debut of the euro went smoothly. Unfortunately, its subsequent depreciation has been a drag on European market returns this year, although Europe continues to be a dominant region in international equity markets. Merger and acquisition activity has persisted into 1999, with corporate activity especially robust in Europe.
    Nevertheless, Europe has been enveloped in an economic malaise--the European Central Bank (ECB) seems to be divided on the cause of and cure for Europe's slump. There has been a pronounced lack of growth in the larger economies, such as Germany, and economists are concerned about Europe's economic outlook because of widely varying growth rates among the 11 euro-zone countries.

WHY DO YOU STILL LIKE EUROPE?
We think the long-term outlook for Europe is favorable, and there have been positive short-term developments:
o The ECB cut interest rates in April to stimulate the economy and boost investor confidence in Europe.
o The euro's decline in value means European exporters are more competitive because their goods are cheaper.
o   European companies are more focused on shareholder value.

PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets


================================================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                              TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------------------------------------
  1. HSBC Holdings                       3.50%      1. Health Care (Drugs-               9.60%     1.  United Kingdom     21.71%
     PLC (United Kingdom)                              Major Pharmaceuticals)

  2. Repsol S.A. (Spain)                 3.04       2. Oil (Integrated International)    8.29      2.  Japan              14.03

  3. Societe Generale (France)           2.98       3. Foods                             8.20      3.  Netherlands        10.02

  4. Telecom Italia Mobile               2.83       4. Banks (Major Regional)            7.64      4.  France              8.33
     S.p.A. (Italy)

  5. Nintendo Co. Ltd. (Japan)           2.70       5. Telephone                         7.63      5.  Spain               7.98

  6. News Corp. Ltd. (The) (Australia)   2.62       6. Banks (Money Center)              7.48      6.  Germany             7.92

  7. Endesa S.A. (Spain)                 2.61       7. Electric Companies                6.08      7.  Australia           7.21

  8. National Australia                  2.58       8. Electrical Equipment              3.85      8.  Italy               6.62
     Bank Ltd. (Australia)

  9. ING Group N.V. (Netherlands)        2.53       9. Chemicals (Diversified)           3.78      9.  Switzerland         4.32

 10. Groupe Danone (France)              2.41      10. Electronics                       3.06     10.  Denmark             3.77
                                                       (Component Distribution)

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================================================

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

    We believe corporate restructuring and privatization will continue to drive the European economy over the long term. When companies move from government control to private ownership, they become more efficient because they have to trim costs to be more streamlined and competitive.
    While recent earnings have declined, European companies have long-term growth expectations superior to those in the United States. Inflation is also likely to remain benign thanks to ongoing deregulation and increased price competition between most products. And European stocks are selling at a cheaper price than U.S. stocks.

IS ASIA'S FINANCIAL CRISIS OVER?
We think Asia has seen the bottom and is beginning to recover. Emerging markets tend to be volatile, so when things are good they tend to recover quickly, and vice versa. As earnings are upgraded, more investors will probably move back into those markets. Clearly more restructuring is needed in many countries to solve long-term problems. Even though Japan has recently enjoyed a resurgence, many economic indicators still suggest that its economy has not yet fully rebounded. Still, some analysts believe Japan's economy has bottomed out.

HOW HAVE YOU MANAGED THE FUND IN THIS CHALLENGING ENVIRONMENT?
We continued to stick to our discipline and seek undervalued securities across all the overseas markets. We adhere to a bottom-up approach in which individual stock selection takes precedence over geographic selection, focusing on attractively-priced quality stocks that offer long-term potential for attractive returns. For this reason, we have not increased our emerging-markets holdings. At the end of the reporting period, the fund had 51 holdings.

WHAT ARE SOME HOLDINGS YOU LIKE?
The United Kingdom continues to be our largest country weighting at 21.71%. U.K. valuations are at attractive levels, interest rates have declined, the economy is recovering and earnings growth prospects are above other international growth rates.
    U.K. companies we like include our top holding, HBSC Holdings, a major banking-services firm with more than 550 offices in nearly 80 countries. Others include Carlton Communications, a television production and broadcasting company, and prescription-drug giant Glaxo Wellcome, maker of the heartburn drug Zantac.
    Philips Electronics of the Netherlands was added to the fund's portfolio during the reporting period. The world's third-largest consumer electronics maker and number one in Europe, Philips markets its products under the Philips, Marantz, Magnavox and Norelco names.
    Our top sectors at the end of the reporting period included financials, 22.6%; consumer staples, 10.7%; health care, 10.0%; and consumer cyclicals, 9.3%.

WHAT IS YOUR OUTLOOK?
We believe we will see a recovery in the relative performance of European markets as economies improve and the euro stabilizes. The leading markets in terms of returns so far this year--Japan and the emerging markets--may begin to lag as investors take profits.
    We should see continued restructuring in Europe as well as more mergers and acquisitions and privatization activity. While returns in Europe have been lower than in the United States, Europe is going the way the United States has already gone with the development of an equity culture. Right now Europe is experiencing its own baby boom and seeing a shift of assets to equities. If Europe starts growing again and the United States slows, then the euro should do better. We believe the fund is well positioned to take advantage of a stronger euro.


==========================================================
RESULTS OF A $10,000 INVESTMENT

FUND VS. BENCHMARK INDEXES

5/1/95--6/30/99
-----------------------------------------------------------
[BAR CHART]

CLASS C SHARES                           $17,177

LIPPER INTERNATIONAL FUNDS INDEX         $16,085

EAFE INDEX                               $14,168

Part performance cannot guarantee comparable future results.
============================================================

============================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (12/31/96)               8.58%
1 year                            -5.98

CLASS B SHARES

Inception (3/3/98)                 0.01%
1 year                            -6.17

CLASS C SHARES

Inception (5/1/95)                13.87%
1 year                            -2.22
================================================================================
Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited above, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTEREST-96.38%

AUSTRALIA-7.21%

National Australia Bank Ltd.-ADR
  (Banks-Regional)                       40,000   $  3,360,000
--------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)               400,000      3,408,374
--------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)       40,000      2,623,544
--------------------------------------------------------------
                                                     9,391,918
--------------------------------------------------------------

DENMARK-3.77%

Den Danske Bank-ADR (Banks-Money Center) 28,000      3,036,802
--------------------------------------------------------------
Novo-Nordisk A.S.-ADR (Health
  Care-Drugs- Major Pharmaceuticals)     35,000      1,872,500
--------------------------------------------------------------
                                                     4,909,302
--------------------------------------------------------------

FRANCE-8.32%

Credit Commercial de France
  (Banks-Major Regional)                 15,000      1,620,103
--------------------------------------------------------------
Elf Aquitaine S.A.-ADR
  (Oil-International Integrated)         30,000      2,206,875
--------------------------------------------------------------
Groupe Danone-ADR (Foods)                60,000      3,138,750
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                             110,000      3,877,357
--------------------------------------------------------------
                                                    10,843,085
--------------------------------------------------------------

GERMANY-9.48%

BASF A.G.-ADR
  (Chemicals-Diversified)                60,000      2,635,920
--------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)                55,000      2,288,643
--------------------------------------------------------------
DaimlerChrysler A.G.-ADR
  (Automobiles)                          23,000      2,044,125
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)                                36,000      2,147,335
--------------------------------------------------------------
RWE A.G.-ADR
  (Manufacturing-Diversified)            40,000      1,852,156
--------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                              40,000      1,385,000
--------------------------------------------------------------
                                                    12,353,179
--------------------------------------------------------------

ITALY-6.62%

ENI S.p.A.-ADR (Oil-International
  Integrated)                            32,000      1,920,000
--------------------------------------------------------------
Istituto Bancario San Paolo di
  Torino-ADR (Banks-Major Regional)     109,725      3,017,437
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Telephone)    35,000      3,681,562
--------------------------------------------------------------
                                                     8,618,999
--------------------------------------------------------------

JAPAN-15.22%

Canon, Inc.-ADR (Office Equipment &
  Supplies)                              75,000      2,184,375
--------------------------------------------------------------
Fuji Photo Film-ADR
  (Photography/Imaging)                  50,000      1,900,000
--------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)            20,000      1,888,750
--------------------------------------------------------------
Honda Motor Co., Ltd.-ADR
  (Automobiles)                          18,000      1,561,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Kirin Brewery Co., Ltd.-ADR
  (Beverages- Alcoholic)                 23,000   $  2,731,250
--------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component
  Distributors)                          28,000      1,678,250
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics- Component Distributors)  35,000      2,303,431
--------------------------------------------------------------
Nintendo Co. Ltd. (Leisure Time-Products) 5,000      3,515,916
--------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)                20,000      2,068,623
--------------------------------------------------------------
                                                    19,832,095
--------------------------------------------------------------

NETHERLANDS-10.02%

Akzo Nobel N.V.-ADR (Chemicals)          45,000      1,906,875
--------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)                60,000      3,300,000
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                             20,000      2,017,500
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Oil-International Integrated)  45,000      2,711,250
--------------------------------------------------------------
Unilever N.V.-ADR (Foods)                44,642      3,113,779
--------------------------------------------------------------
                                                    13,049,404
--------------------------------------------------------------

PORTUGAL-1.74%

Portugal Telecom S.A.-ADR
  (Telephone)                            55,000      2,265,312
--------------------------------------------------------------

SPAIN-7.97%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 20,000      1,437,687
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)    160,000      3,400,000
--------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           195,000      3,960,938
--------------------------------------------------------------
Telefonica S.A.-ADR (Telephone)          10,810      1,590,421
--------------------------------------------------------------
                                                    10,389,046
--------------------------------------------------------------

SWITZERLAND-4.32%

Nestle S.A.-ADR (Foods)                  30,000      2,702,643
--------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care/Drugs-Major Pharmaceuticals)      40,000      2,920,384
--------------------------------------------------------------
                                                     5,623,027
--------------------------------------------------------------

UNITED KINGDOM-21.71%

Associated British Foods PLC-ADR
  (Foods)                               264,000      1,723,867
--------------------------------------------------------------
AstraZeneca Group PLC-ADR (Health
  Care- Drugs-Major Pharmaceuticals)     80,000      3,135,000
--------------------------------------------------------------
British Airways PLC-ADR (Airlines)       25,000      1,785,938
--------------------------------------------------------------
British Steel PLC-ADR (Iron & Steel)     55,000      1,433,438
--------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                            14,000      2,397,500
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                 70,000      3,001,250
--------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs- Major Pharmaceuticals)     40,000      2,265,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

HSBC Holdings PLC-ADR (Banks-Money
  Center)                                12,500   $  4,559,451
--------------------------------------------------------------
Marks & Spencer PLC (Retail-Stores)     200,000      1,156,968
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             55,000      2,358,125
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            250,000      2,159,463
--------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care- Drugs-Major
  Pharmaceuticals)                       35,000      2,312,188
--------------------------------------------------------------
                                                    28,288,188
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $96,079,408)                                 125,563,555
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REPURCHASE AGREEMENT-3.21%(A)

Dean Witter Reynolds, Inc., 4.85%,

  07/01/99 (Cost $4,184,116)(b)      $4,184,116   $  4,184,116
--------------------------------------------------------------
TOTAL INVESTMENTS-99.59%                           129,747,671
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.41%                    530,013
--------------------------------------------------------------
NET ASSETS-100.00%                                $130,277,684
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(b) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $100,263,524)                              $129,747,671
---------------------------------------------------------
Foreign currencies, at value (cost $98,537)        97,252
---------------------------------------------------------
Receivables for:

  Capital stock sold                              249,417
---------------------------------------------------------
  Interest and dividends                          769,140
---------------------------------------------------------
Investment for deferred compensation plan           7,189
---------------------------------------------------------
    Total assets                              130,870,669
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        343,012
---------------------------------------------------------
  Deferred compensation plan                        7,189
---------------------------------------------------------
Accrued operating services fees                     1,653
---------------------------------------------------------
Accrued distribution fees                         236,735
---------------------------------------------------------
Accrued directors' fees and expenses                4,396
---------------------------------------------------------
    Total liabilities                             592,985
---------------------------------------------------------
Net assets applicable to shares outstanding  $130,277,684
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 27,368,298
=========================================================
Class B                                      $  4,289,543
=========================================================
Class C                                      $ 98,619,843
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,609,093
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     254,452
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   5,851,042
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      17.01
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.01 divided
    by 94.50%)                               $      18.00
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      16.86
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      16.86
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $281,309 foreign
  withholding tax)                            $2,022,455
--------------------------------------------------------
Interest                                          77,790
--------------------------------------------------------
    Total investment income                    2,100,245
--------------------------------------------------------

EXPENSES:

Advisory fees                                    645,658
--------------------------------------------------------
Operating services fees                          290,545
--------------------------------------------------------
Distribution fees-Class A                         46,603
--------------------------------------------------------
Distribution fees-Class B                         18,782
--------------------------------------------------------
Distribution fees-Class C                        493,519
--------------------------------------------------------
Directors' fees and expenses                       4,027
--------------------------------------------------------
    Total expenses                             1,499,134
--------------------------------------------------------
Less: Fees waived by advisor                    (152,514)
--------------------------------------------------------
    Net expenses                               1,346,620
--------------------------------------------------------
Net investment income                            753,625
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        3,088,526
--------------------------------------------------------
  Foreign currencies                             (30,675)
--------------------------------------------------------
                                               3,057,851
--------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of:

  Investment securities                         (851,632)
--------------------------------------------------------
  Foreign currencies                                (776)
--------------------------------------------------------
                                                (852,408)
--------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      2,205,443
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $2,959,068
========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:
  Net investment income                                       $    753,625   $    226,806
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           3,057,851     (5,494,200)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  (852,408)    15,275,348
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         2,959,068     10,007,954
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:

  Class A                                                               --       (160,712)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:

  Class A                                                               --           (237)
-----------------------------------------------------------------------------------------
  Class B                                                               --            (51)
-----------------------------------------------------------------------------------------
  Class C                                                               --         (1,274)
-----------------------------------------------------------------------------------------
Share transactions-net:

  Class A                                                       (1,593,679)    18,784,781
-----------------------------------------------------------------------------------------
  Class B                                                          (81,632)     4,303,232
-----------------------------------------------------------------------------------------
  Class C                                                       (8,658,001)     3,112,106
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (7,374,244)    36,045,799
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          137,651,928    101,606,129
-----------------------------------------------------------------------------------------
  End of period                                               $130,277,684   $137,651,928
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $102,825,725   $113,159,037
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              811,955         58,330
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (2,841,540)    (5,899,391)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          29,481,544     30,333,952
-----------------------------------------------------------------------------------------
                                                              $130,277,684   $137,651,928
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to U.S. or foreign tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,869,981 as of December 31, 1998 (which may be carried forward to offset future taxable capital gain if any) which expires, if not previously utilized, through the year 2006.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management Limited ("IGAM") whereby AIM pays IGAM an annual rate of 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1999, AIM was paid $151,347 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the six months ended June 30, 1999 AIM voluntarily waived operating services fees in the amount of $139,128.
  Pursuant to the amended operating services agreement effective July 1, 1999 the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets. AIM no longer receives payments under the amended operating services agreement.
  Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  Effective July 1, 1999, the Company entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). The fund has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors, $33,288, $18,782 and $493,519, respectively, as compensation under the Plans. During the six months ended June 30, 1999, AIM Distributors waived fees of $13,315 for the Class A shares.
  AIM Distributors received commissions of $5,961 from sales of Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received commissions of $41,011 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $15,913,052 and $24,307,572, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $30,976,555
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (1,492,408)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     $29,484,147
============================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                                    JUNE 30, 1999             DECEMBER 31, 1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:

  Class A                                                        451,727   $  7,524,073    1,753,054   $ 28,241,964
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                        98,180      1,617,043      309,463      5,088,103
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        596,569      9,755,432    1,767,625     28,826,767
-------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of dividends:

  Class A                                                             --             --        9,847        156,574
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                            --             --            3             46
-------------------------------------------------------------------------------------------------------------------
  Class C                                                             --             --           71          1,122
-------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                       (549,795)    (9,117,752)    (619,207)    (9,613,757)
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                      (103,929)    (1,698,675)     (49,265)      (784,917)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,122,800)   (18,413,433)  (1,630,166)   (25,715,783)
-------------------------------------------------------------------------------------------------------------------
                                                                (630,048)  $(10,333,312)   1,541,425   $ 26,200,119
===================================================================================================================

 * Class B Shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1999 and each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the six months ended June 30, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998 and for a share of Class C capital stock outstanding during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                          CLASS A(a)                           CLASS B
                                                              -----------------------------------      ------------------------
                                                                               DECEMBER 31,
                                                              JUNE 30,    -----------------------      JUNE 30,    DECEMBER 31,
                                                                1999       1998        1997(b)           1999          1998
                                                              --------    -------    ------------      --------    ------------
Net asset value, beginning of period                          $ 16.57     $ 14.99       $13.42          $16.48        $16.21
------------------------------------------------------------  -------     -------       ------          ------        ------

Income from investment operations:

  Net investment income                                          0.15        0.09         0.17            0.08            --
------------------------------------------------------------  -------     -------       ------          ------        ------
  Net gains on securities (both realized and unrealized)         0.29        1.59         1.69            0.30          0.27
------------------------------------------------------------  -------     -------       ------          ------        ------
    Total from investment operations                             0.44        1.68         1.86            0.38          0.27
------------------------------------------------------------  -------     -------       ------          ------        ------

Less distributions:

  Dividends from net investment income                             --       (0.10)       (0.07)             --            --
------------------------------------------------------------  -------     -------       ------          ------        ------
  Distributions from net realized gains                            --          --        (0.22)             --            --
------------------------------------------------------------  -------     -------       ------          ------        ------
    Total distributions                                            --       (0.10)       (0.29)             --            --
------------------------------------------------------------  -------     -------       ------          ------        ------
Net asset value, end of period                                $ 17.01     $ 16.57       $14.99          $16.86        $16.48
============================================================  =======     =======       ======          ======        ======
Total return(c)                                                  2.66%      11.20%       13.84%           2.31%         1.67%
============================================================  =======     =======       ======          ======        ======

Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $27,368     $28,281       $8,444          $4,290        $4,289
============================================================  =======     =======       ======          ======        ======
Ratio of expenses to average net assets(d)                       1.49%(e)    1.57%        1.71%           2.24%(e)      2.32%(f)
============================================================  =======     =======       ======          ======        ======
Ratio of net investment income to average net assets(g)          1.76%(f)    0.84%        0.83%           1.01%(f)      0.09%(g)
============================================================  =======     =======       ======          ======        ======
Portfolio turnover rate                                            13%          9%           9%             13%            9%
============================================================  =======     =======       ======          ======        ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.81% (annualized), 1.81% and 1.81% for 1999-1997 for Class A and 2.46%
    (annualized) and 2.46% (annualized) for 1999-1998 for Class B.
(e) Ratios are annualized and based on average net assets of $26,851,299 and $3,787,489 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 1.44% (annualized), 0.60% and 0.73% for 1999-1997 for Class A and 0.79% (annualized) and (0.05)% (annualized) for 1999-1998 for Class B.

                                                                                       CLASS C(a)
                                                              ------------------------------------------------------------
                                                                                             DECEMBER 31,
                                                              JUNE 30,      ----------------------------------------------
                                                              1999(B)         1998        1997(b)       1996         1995
                                                              --------      --------      -------      -------      ------
Net asset value, beginning of period                          $ 16.48       $  14.93      $ 13.42      $ 11.13      $10.00
------------------------------------------------------------  -------       --------      -------      -------      ------

Income from investment operations:

  Net investment income (loss)                                   0.08             --         0.01        (0.01)         --
------------------------------------------------------------  -------       --------      -------      -------      ------
  Net gains on securities (both realized and unrealized)         0.30           1.55         1.73         2.34        1.13
------------------------------------------------------------  -------       --------      -------      -------      ------
    Total from investment operations                             0.38           1.55         1.74         2.33        1.13
------------------------------------------------------------  -------       --------      -------      -------      ------
Less distributions:
  Dividends from net investment income                             --             --        (0.01)          --          --
------------------------------------------------------------  -------       --------      -------      -------      ------
  Distributions from net realized gains                            --             --        (0.22)       (0.04)         --
------------------------------------------------------------  -------       --------      -------      -------      ------
    Total distributions                                            --             --        (0.23)       (0.04)         --
------------------------------------------------------------  -------       --------      -------      -------      ------
Net asset value, end of period                                $ 16.86       $  16.48      $ 14.93      $ 13.42      $11.13
============================================================  =======       ========      =======      =======      ======
Total return(c)                                                  2.31%         10.38%       12.98%       20.99%      11.28%
============================================================  =======       ========      =======      =======      ======

Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $98,620       $105,083      $93,162      $51,916      $9,467
============================================================  =======       ========      =======      =======      ======
Ratio of expenses to average net assets(d)                       2.24%(e)       2.32%        2.46%        2.50%       2.50%(f)
============================================================  =======       ========      =======      =======      ======
Ratio of net investment income (loss) to average net
  assets(g)                                                      1.01%(f)       0.09%        0.08%       (0.16)%      0.03%(g)
============================================================  =======       ========      =======      =======      ======
Portfolio turnover rate                                            13%             9%           9%           5%          2%
============================================================  =======       ========      =======      =======      ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.46% (annualized) and 2.46% for 1999-1998.
(e) Ratios are annualized and based on average net assets of $99,521,721.
(f) Annualized
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.79% (annualized) and (0.05)% for 1999-1998.

BOARD OF DIRECTORS                                OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                           11 Greenway Plaza
Chairman                                          Chairman                                   Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                           A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary        11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                Gary T. Crum                               Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                 SUB-ADVISOR
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer               INVESCO Global Asset Management Limited
                                                                                             12 Bermudian Rd., 3rd Floor
Edward K. Dunn Jr.                                Robert G. Alley                            P.O. Box HM66
Chairman, Mercantile Mortgage Corp.;              Vice President                             Hamilton, HM AX, Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Stuart W. Coco                             TRANSFER AGENT
President, Mercantile Bankshares                  Vice President
                                                                                             A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                            P.O. Box 4739
Chief Executive Officer                           Vice President                             Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Karen Dunn Kelley                          CUSTODIAN
of the U.S. House of Representatives              Vice President
                                                                                             State Street Bank and Trust Company
Carl Frischling                                   Edgar M. Larsen                            225 Franklin Street
Partner                                           Vice President                             Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP
                                                  Mary J. Benson                             COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Vice President and
President and Chief Executive Officer             Assistant Treasurer                        Ballard Spahr
A I M Management Group Inc.                                                                  Andrews & Ingersoll, LLP
                                                  Sheri Morris                               1735 Market Street
Prema Mathai-Davis                                Assistant Vice President and               Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.,      Assistant Treasurer
Commissioner, New York City Dept. for                                                        COUNSEL TO THE DIRECTORS
the Aging; and member of the Board of Director    Renee A. Friedli
Metropolitan Transportation Authority of          Assistant Secretary                        Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                               919 Third Avenue
                                                  P. Michelle Grace                          New York, NY 10022
Lewis F. Pennock                                  Assistant Secretary
Attorney                                                                                     DISTRIBUTOR
                                                  Jeffrey H. Kupor
Louis S. Sklar                                    Assistant Secretary                        A I M Distributors, Inc.
Executive Vice President                                                                     11 Greenway Plaza
Hines Interests                                   Nancy L. Martin                            Suite 100
Limited Partnership                               Assistant Secretary                        Houston, TX 77046

                                                  Ofelia M. Mayo
                                                  Assistant Secretary

                                                  Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

AIM FUNDS(sm) KEEPS YOU
POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.


o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

                     -------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                     -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS                        A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund              provided leadership in the
AIM Blue Chip Fund                         AIM Asian Growth Fund                             mutual-fund industry since 1976 and
AIM Capital Development Fund               AIM Developing Markets Fund                       managed approximately $121 billion
AIM Constellation Fund                     AIM Europe Growth Fund                            in assets for more than 6.3 million
AIM Dent Demographic Trends Fund           AIM European Development Fund                     shareholders, including individual
AIM Large Cap Growth Fund                  AIM International Equity Fund                     investors, corporate clients and
AIM Mid Cap Equity Fund(A)                 AIM Japan Growth Fund                             financial institutions, as of June
AIM Select Growth Fund                     AIM Latin American Growth Fund                    30, 1999.
AIM Small Cap Growth Fund(B)               AIM New Pacific Growth Fund                           The AIM Family of
AIM Small Cap Opportunities Fund                                                             Funds--Registered Trademark--is
AIM Value Fund                             GLOBAL GROWTH FUNDS                               distributed nationwide, and AIM
AIM Weingarten Fund                        AIM Global Aggressive Growth Fund                 today is the 10th-largest
                                           AIM Global Growth Fund                            mutual-fund complex in the United
GROWTH & INCOME FUNDS                                                                        States in assets under management,
AIM Advisor Flex Fund                      GLOBAL GROWTH & INCOME FUNDS                      according to Strategic Insight, an
AIM Advisor Large Cap Value Fund           AIM Global Growth & Income Fund                   independent mutual-fund monitor.
AIM Advisor Real Estate Fund               AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                    GLOBAL INCOME FUNDS
AIM Charter Fund                           AIM Emerging Markets Debt Fund(D)
                                           AIM Global Government Income Fund
INCOME FUNDS                               AIM Global Income Fund
AIM Floating Rate Fund                     AIM Strategic Income Fund
AIM High Yield Fund
AIM High Yield Fund II                     THEME FUNDS
AIM Income Fund                            AIM Global Consumer Products and Services Fund
AIM Intermediate Government Fund           AIM Global Financial Services Fund
AIM Limited Maturity Treasury Fund         AIM Global Health Care Fund
                                           AIM Global Infrastructure Fund
TAX-FREE INCOME FUNDS                      AIM Global Resources Fund
AIM High Income Municipal Fund             AIM Global Telecommunications and Technology Fund(E)
AIM Municipal Bond Fund                    AIM Global Trends Fund(F)
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund






(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                            [AIM LOGO APPEARS HERE]

                                  INVEST WITH DISCIPLINE--Registered Trademark--